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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2006


                                 BELDEN CDT INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Delaware                        001-12561                        36-3601505
            --------                        ---------                        ----------
(State or other jurisdiction of      (Commission File Number)      (I.R.S. Employer Identification
         incorporation)                                                         No.)
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                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105
          -------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (314) 854-8000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 22, 2006, the Compensation Committee ("Compensation
Committee") of the Board of Directors of Belden CDT Inc. (the "Company") approved the following actions with regard to the compensation of the executive officers who will be named in the Summary Compensation Table of the Company's
2006 Proxy Statement (the "Named Executive Officers"):

         AMENDMENT TO THE BELDEN CDT INC. ANNUAL CASH INCENTIVE PLAN

         The Compensation Committee approved certain changes to the Belden CDT
Inc. Annual Cash Incentive Plan. A summary of such plan, as revised, is attached as Exhibit 10.1 hereto and is hereby incorporated by reference.

         GRANT OF EQUITY AWARDS

         The Compensation Committee approved the grant of the following equity awards to the Named Executive Officers under the Cable Design Technologies
Corporation 2001 Long-Term Performance Incentive Plan (the "Stock Plan"): John
Stroup--113,600 Stock Appreciation Rights ("SARs") and 50,000 Performance Share
Units ("PSUs"); Peter Sheehan--6,400 SARs, 2,800 PSUs and 3,400 Restricted Stock
Units ("RSUs"); D. Larrie Rose--6,400 SARs, 2,800 PSUs and 3,400 RSUs; and Kevin
L. Bloomfield--5,600 SARs, 2,400 PSUs and 3,000 RSUs. The awards were granted pursuant to the terms of the Stock Plan.

         The SARs were issued at the average of the high and low price of Company stock on February 22, 2006 ($25.805). The exercise of one-third of the SARs is permitted on the first, second and third anniversaries of the grant date and will expire ten years after the grant date. Upon exercise, the participant will receive in Company stock the excess of fair market value per share at the time of exercise over the exercise price, times the number of shares subject to the SAR. The RSUs vest on the third anniversary of the grant date, are subject to forfeiture if the participant were to voluntarily leave the Company before the prescribed period, and upon vesting, are payable in Company stock. The PSUs are payable in restricted stock units, the number of which will be based on the attainment of 2006 financial performance goals. If and when paid, the restricted stock units will vest in equal amounts over a two-year period, will be subject to forfeiture should the participant voluntarily leave the Company, and upon vesting, will be payable in Company stock. The PSUs' financial performance goals for the Named Executive Officers are those the Compensation
Committee has established for the Company's 2006 Annual Cash Incentive Plan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         10.1 Belden CDT Inc. Annual Cash Incentive Plan (Summary)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BELDEN CDT INC.


Date:  February 28, 2006                   By:  /s/ Kevin L. Bloomfield
                                                --------------------------------
                                                Vice President, Secretary and
                                                General Counsel